Exhibit 99.8

VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. ET on July 23, 2020. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. QUINTANA ENERGY SERVICES INC. 1415 LOUISIANA STREET, SUITE 2900 HOUSTON, TX 77002 During The Meeting - Go to www.virtualshareholdermeeting.com/qes2020sm You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions online. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. ET on July 23, 2020. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: D19936-S04357 KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. QUINTANA ENERGY SERVICES INC. The Board of Directors recommends you vote FOR the following proposals: For Against Abstain ! ! ! 1. The proposal to adopt the Agreement and Plan of Merger, dated as of May 3, 2020, by and among KLX Energy Services Holdings, Inc. ("KLXE"), Krypton Intermediate, LLC, an indirect wholly owned subsidiary of KLXE, Krypton Merger Sub, Inc., an indirect wholly owned subsidiary of KLXE, and Quintana Energy Services Inc., as it may be amended from time to time. 2.The proposal to approve the adjournment of the special meeting to solicit additional proxies if there are not sufficient votes at the time of the special meeting to adopt the merger agreement or to ensure that any supplement or amendment to the accompanying joint proxy statement/prospectus is timely provided to stockholders. ! ! ! NOTE: To transact any other business that may properly come before the special meeting or any adjournment or postponement of the special meeting. ! For address changes and/or comments, please check this box and write them on the back where indicated. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

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Important Notice Regarding the Availability of Proxy Materials for the Special Meeting: The Combined Document is available at www.proxyvote.com. D19937-S04357 Quintana Energy Services Inc. PROXY SOLICITED BY THE BOARD OF DIRECTORS FOR THE SPECIAL MEETING OF STOCKHOLDERS July 24, 2020, 10:00 AM Central time Via the Internet at www.virtualshareholdermeeting.com/qes2020sm TO THE STOCKHOLDERS OF QUINTANA ENERGY SERVICES INC.: NOTICE IS HEREBY GIVEN that the Special Meeting of Stockholders of QUINTANA ENERGY SERVICES INC., a Delaware corporation (the “Company”), will be held on July 24, 2020, at 10:00 AM Central time at the following website www.virtualshareholdermeeting.com/qes2020sm for the purposes stated on the reverse side. By signing the proxy, you revoke all prior proxies and appoint Christopher J. Baker and Max L. Bouthillette, and each of them, with full power of substitution, to vote these shares on the matters shown on the reverse side and any other matters which may come before the Special Meeting and all adjournments or postponements thereof. All stockholders are cordially invited to attend the meeting. Whether or not you expect to attend the meeting, please complete, date, sign and return the enclosed proxy as promptly as possible. In order to ensure your representation at the meeting, a return envelope (which is postage prepaid if mailed in the United States) is enclosed for that purpose. Even if you have given your proxy, you may still vote if you attend the meeting. The foregoing items of business are more fully described in the proxy statement accompanying this Notice. The Board of Directors has fixed the close of business on June 22, 2020, as the record date for the determination of stockholders entitled to notice of and to vote at this Special Meeting and at any adjournment or postponement thereof. (If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.) (See reverse side for voting instructions) Address Changes/Comments:

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